                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  July, 1996
                           PAYMENT August 15, 1996
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                        CUSIP# 393534AC6
                                        Trust Account # 33-34309-0
                                        Distribution Date:August 15, 1996

SECURITIZED NET INTEREST MARGIN                               PER $1,000
- -------------------------------
CERTIFICATES                                                   ORIGINAL
- ------------                                                  ----------

1.   Amount Available                        5,254,651.03

Interest

2.   Aggregate Interest                      1,449,243.19     4.70533503

3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:

     (a)  accrued but unpaid Interest

5.   Monthly Interest                        1,449,243.19

Principal

6.   Current month's principal
     distribution                            3,805,407.84    12.35522026

7.   Remaining outstanding principal
     balance                               236,069,326.35    766.4588518
     Pool Factor                                .76645885

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date           351,729,874.36**

9.   Aggregate amount on deposit
     in reserve fund                         7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                   36,997.35

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                               6,741,776.18

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  July, 1996
                            PAYMENT August 15, 1996
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                        CUSIP# 393534AC6
                                        Trust Account # 33-34309-0
                                        Distribution Date: August 15, 1996



12.  Weighted average CPR                 11.89%

13.  Weighted average CDR                  3.28%

14.  Annualized net loss percentage        1.13%

15.  Delinquency          30-59 day        1.65%

                          60-89 day        0.69%

                          90+ day          1.13%

                          Total 30+        3.47%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Persent value of the projected remaining cashflows in based on estimated future performance of the underlying loans. These Projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the value of projected remaining cashflow based on assumptions similar to those used in the previous period.

                          GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995
                                  July, 1996
                            PAYMENT August 15, 1996

                                        Fee Assets
                    ---------------------------------------------

                     Guarantee           Inside        Fee Asset
                       Fees               Refi           Total
                    -----------         --------      -----------
GTFC 1994-5          327,107.72        66,372.13       393,479.85
GTFC 1994-6          427,448.48        64,046.14       491,494.62
GTFC 1994-7          173,619.81        44,670.94       218,290.75
GTFC 1994-8          310,279.23        62,994.20       373,273.43
GTFC 1995-1          387,295.02        77,631.77       464,926.79
GTFC 1995-2                 .00              .00              .00
GTFC 1995-3          973,465.06        98,962.15     1,072,427.21
GTFC 1995-4          679,341.13        56,567.32       735,908.45
GTFC 1995-5                0.00              .00              .00
                  -------------    -------------    -------------
                   3,278,556.45       471,244.65     3,749,801.10


Total amount of Guarantee Fees and Inside            3,749,801.10
Refinance Payments

Payment on Finance 1 Note                            3,749,801.10

Allocable to Interest (current)                      1,082,100.15

Allocable to accrued but unpaid Interest                      .00

Accrued and unpaid Trustee Fees                               .00

Allocable to Principal                               2,667,700.55

Finance 1 Note Principal Balance                   176,438,598.18

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                   July 1996
                            PAYMENT August 15, 1996

                                     Inside
                     Residual         Refi           Total
                    ----------      --------       ---------
GTFC 1994-5                .00           .00             .00
GTFC 1994-6                .00           .00             .00
GTFC 1994-7                .00           .00             .00
GTFC 1994-8                .00           .00             .00
GTFC 1995-1                .00           .00             .00
GTFC 1995-2         414,641.12     85,838.17      500,479.29
GTFC 1995-3                .00           .00             .00
GTFC 1995-4                .00           .00             .00
GTFC 1995-5         937,079.82     67,290.82    1,004,370.64
                    ----------  ------------    ------------

                  1,351,720.94    153,128.99    1,504.849.93

Total Residual and Inside Refinance Payments    1,504.849.93